Arin Large Cap Theta Fund
Institutional Class Shares (AVOLX)
 Advisor Class Shares (AVOAX)
A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 July 1, 2018
Before you invest, you may want to review the Prospectus of the Arin Large Cap Theta Fund (the "Fund"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at http://www.ncfunds.com/fundpages/332.htm for Institutional Class Shares, and http://www.ncfunds.com/fundpagers/333.htm for Advisor Class Shares.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com. The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES
The Fund seeks maximum relative total return versus the S&P 500 Stock Index through a combination of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.40%
Other Expenses	1.11%	1.11%
Total Annual Fund Operating Expenses	1.51%	1.91%
Fee Waiver and/or Expense Limitation[1]	0.79%	0.79%
Net Annual Fund Operating Expenses	0.72%	1.12%
1. The Fund's administrator has entered into a Fund Accounting and Administration Agreement with the Fund that covers the regular operating expenses of the Fund for an inclusive fee of 0.28% (with the exception of management fees, distribution and/or service (12b-1) fees, borrowing costs such as expenses on short sales, acquired fund fees and expenses, and extraordinary expenses), even if such operating expenses exceed the inclusive fee.  The agreement runs through June 30, 2019, and can only be terminated prior to that date at the discretion of the Fund's Board of Trustees. The Fund's administrator cannot recoup from the Fund any regular operating expenses in excess of the inclusive fee. In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund's administrator, through June 30, 2019, under which it has agreed to make payments to the administrator when the Fund is at lower asset levels and to assume certain expenses of the Fund outlined in the Operating Plan.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees. The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.
Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:
	You invest $10,000 in the Fund for the periods shown;
	You reinvest all dividends and distributions;
	You redeem (or you hold) all of your shares at the end of those periods;
	You earn a 5% return each year; and
	The Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$74	$400	$749	$1,734
Advisor Class	$114	$523	$958	$2,169

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 94.85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment advisor, Arin Risk Advisors, LLC (the "Advisor"), seeks to achieve the Fund's investment objective by investing in a portfolio of common stocks, exchange-traded funds ("ETFs"), options, and futures contracts. The Advisor may use options to hedge the Fund's portfolio or for investment purposes depending on expected market trends and to generate income.
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in a portfolio of securities whose value is based on companies with market capitalizations that qualify them as "large-cap" companies. The Advisor considers a company to be a "large cap" company if its market capitalization is at least $10 billion.  While the Fund typically invests in common stocks, ETFs, options, and futures contracts, it has the ability to invest in other types of equity securities, such as preferred stocks and warrants, that satisfy the Fund's investment criteria.
The Fund will be primarily invested in securities that are linked to the performance of broad-based market indexes, such as the S&P 500 Index, that represent the U.S. large-cap equity market (an "Index"). A primary means of gaining exposure to an Index is through the purchase and sale of options. The Fund's assets may serve as collateral for options that are bought and sold in an attempt to track the return of an Index, limit risk relative to an Index, and generate a series of cash flow. There is no assurance these objectives will be met. In addition to options, the Fund may include securities such as baskets of individual equities, ETFs, futures, and options on futures contracts based on an Index.  These securities may also include a group of common stocks that the Advisor believes will track the performance of the large-cap equity market.  At times, a relatively high percentage of this portion of the portfolio may be invested in a single ETF or a limited number of selected stocks or ETFs that attempt to track an Index. The percentage of the Fund invested in these securities will change from time to time as the Advisor deems appropriate based on its analysis and its discretion.  The Fund may be fully invested in options.
The exchange-traded options in the Fund's portfolio each have a trading volume sufficient to preclude the Fund's trades from influencing prices. The Fund may also use put spreads to limit the downside risk of the Fund. A put spread is when a fund sells one put option and simultaneously buys an offsetting position in another put option. The maximum upside is the net premium collected and the maximum downside is equal to the difference in the respective strike prices, less the premium collected.

The Advisor also allocates a portion of the Fund's assets to cash or cash equivalents, including United States Treasury Securities, money-market instruments, and money-market mutual funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
Common Stocks.  The Fund's investments in common stocks, both directly and indirectly through the Fund's investment in shares of other investment companies, may fluctuate in value response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy, and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
ETF Risks. The Fund's investments in ETFs will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such ETFs and the value of the Fund's investment will fluctuate in response to the performance of such portfolio.  The Fund's performance depends in part upon the performance of the managers and selected strategies of the ETFs, the instruments used by ETFs, and the Advisor's ability to select ETFs and effectively allocate Fund assets among them.  Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in such ETFS and also may be higher than other funds that invest directly in securities.  These types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by shareholders.
Futures Risk. The Fund's use of stock index futures contracts may cause the value of the Fund's shares to be more volatile.  Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.  Changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

General Market Risk. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leverage Risk.  While the Fund will not utilize leverage (i.e., borrowing) when making investments, the Portfolio Funds held by the Fund may utilize leverage to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in a Portfolio Fund's share price and the return on its investments.  Accordingly, the value of the Fund's investments in Portfolio Funds may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Borrowing also leads to additional interest expense and other fees that increase the Portfolio Fund's expenses.
Risks from Purchasing Options.  If a call or put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.  Since many factors influence the value of an option, including the price of the underlying security, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying security, the Advisor's success in implementing the Fund's strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.  There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
Risks from Writing Options.  Writing option contracts can result in losses that exceed the Fund's initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that there could be an increase in the market value of the security.  If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option.  Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option.

There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a written option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class Shares from year to year and by showing how the average annual total returns of each class compare to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting www.ncfunds.com/fundpages/332.htm for the Institutional Class Shares and by visiting www.ncfunds.com/fundpages/333.htm for the Advisor Class Shares.

Institutional Class Shares
Calendar Year Returns
During the periods shown in the bar chart above, the Fund's highest quarterly return was 5.53% (quarter ended December 31, 2013) and the Fund's lowest quarterly return was 1.41% (quarter ended September 30, 2015). The Fund's year-to-date return as of March 31, 2018 was -1.74%.
Average Annual Total Returns
Periods Ended December 31, 2017 (returns with maximum sales charge)	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	4.75% 4.37% 3.07%	4.13% 3.23% 3.10%

Average Annual Total Returns
Periods Ended December 31, 2017 (returns with maximum sales charge)	Past 1 Year	Since Inception*
Advisor Class Shares Before taxes	4.24%	4.04%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	21.83%	13.44%
*The Institutional Class Shares commenced operations on August 14, 2013.  The Advisor Class Shares commenced operations on September 3, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. The Fund's investment advisor is Arin Risk Advisors, LLC.
Portfolio Managers. The Fund's portfolio will be managed on a day-to-day basis by Lawrence Lempert and Joseph DeSipio who have served as portfolio managers of the Fund since its inception.  Mr. Lempert has been the Trading Director of the Advisor since 2009 and Chief Compliance Officer since 2011.  Mr. DeSipio is the co-founder of the firm and has been the Chief Market Strategist of the Advisor since 2009.
PURCHASE AND SALE OF FUND SHARES
You can purchase or redeem Fund shares from the Fund by mail, facsimile, telephone or bank wire on any business day. The minimum initial investment is $25,000 and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.
Redemption orders of Fund shares by mail should be sent to Arin Large Cap Theta Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.